Exhibit 10.37

REGISTRATION RIGHTS AGREEMENT

Dated as of August 11, 2004

By

GRUPO TMM, S.A.

and

THE GUARANTORS NAMED HEREIN

for the benefit of

CERTAIN HOLDERS OF

SENIOR SECURED NOTES DUE 2007 OF GRUPO TMM, S.A.

i

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is dated as of August 11, 2004, by GRUPO TMM, S.A., a corporation (sociedad anónima) duly organized and existing under the laws of the United Mexican States (the “Company”), and each of the Guarantors (as defined below) for the benefit of the Holders of the Registrable Notes (as such terms are defined below).

RECITALS

WHEREAS, this Agreement is entered into in connection with the Company’s issuance of $508,703,356 in aggregate principal amount of its Senior Secured Notes due 2007 (the “Notes”), which are guaranteed on a senior secured basis (the “Guarantees”) by each of the Guarantors, to be issued pursuant to the terms of the Indenture (as defined below);

NOW, THEREFORE, in consideration of the mutual promises, covenants, agreements and conditions set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Guarantors agree as follows:

Section 1.              Definitions

(a)           As used in this Agreement, the following terms shall have the following respective meanings:

“Action” shall have the meaning set forth in Section 6(c) hereof.

“Agreement” shall have the meaning set forth in the introductory paragraph hereof.

“Board of Directors” shall have the meaning set forth in the penultimate paragraph of Section 4 hereof.

“Business Day” shall mean a day that is not a Legal Holiday.

“Company” shall have the meaning set forth in the introductory paragraph hereof and shall also include the Company’s permitted successors and assigns.

“Commission” shall mean the United States Securities and Exchange Commission.

“day” shall mean a calendar day.

“Delay Fee” shall have the meaning set forth in Section 3(a) hereof.

“Delay Fee Payment Date” shall have the meaning set forth in Section 3(b) hereof.

“Delay Period” shall have the meaning set forth in the penultimate paragraph of Section 4 hereof.

“DTC” shall mean The Depository Trust Company, a New York corporation, and any successors thereto.

“Effectiveness Period” shall have the meaning set forth in Section 2(b) hereof.

“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Guarantors” shall mean each of the entities set forth on Schedule I hereto, which entities have, pursuant to the Guarantees, guaranteed the Notes and other Obligations as set forth in the Indenture.

“Holder” or “Holders” shall mean any holder or holders of Registrable Notes.  “Holder” or “Holders” shall also include any Holder’s or Holders’ successors, assigns and transferees.

“Indenture” shall mean the Indenture, dated as of August 11, 2004, by and between the Company, as issuer, each of the Guarantors, as guarantor, and The Bank of New York, as trustee, pursuant to which the Notes and the Guarantees are being issued, as amended, modified and/or supplemented from time to time in accordance with the terms thereof.

“Inspectors” shall have the meaning set forth in Section 4(o) hereof.

“Issue Date” shall mean August 11, 2004, the date of original issuance of the Notes.

“Legal Holiday” shall mean a Saturday, a Sunday or a day on which banking institutions in New York, New York or Mexico City, Mexico are required by law, regulation or executive order to remain closed.

“Losses” shall have the meaning set forth in Section 6(a) hereof.

“Notes” shall have the meaning set forth in the recitals hereof.

“Participant” shall have the meaning set forth in Section 6(a) hereof.

“Person” shall mean an individual, corporation, partnership, joint venture association, joint stock company, trust, unincorporated limited liability company, government or any agency or political subdivision thereof or any other entity.

“Prospectus” shall mean the prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended, modified and/or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Notes pursuant to such Registration Statement and all other amendments, modifications and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Records” shall have the meaning set forth in Section 4(o) hereof.

“Registrable Notes” shall mean each Note upon its original issuance and at all times subsequent thereto unless and until (i) such Note is issued in a transaction covered by the Company’s Registration Statement No. 333-112242 as declared effective by the Commission on June 23, 2004, as supplemented and amended, (ii) such Note has been disposed of in a transaction covered by a Registration Statement filed pursuant to this Agreement, (iii) such Note ceases to be outstanding for purposes of the Indenture, or (iv) such Note has been sold in compliance with Rule 144 or is freely transferable pursuant to Rule 144(k) under the Securities Act.

“Registration Default” shall have the meaning set forth in Section 3(a)(iv) hereof.

“Registration Statement” shall mean any appropriate registration statement of the Company covering any of the Registrable Notes filed with the Commission under the Securities Act, and all amendments and supplements to any such Registration Statement, including post effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Rule 144” shall mean Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the Commission providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

“Rule 144A” shall mean Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the Commission.

“Rule 415” shall mean Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

“Securities Act” shall mean the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Shelf Registration Statement” shall have the meaning set forth in Section 2(a) hereof.

“Trustee” shall mean the trustee under the Indenture.

“Underwritten registration” or “underwritten offering” shall mean a registration in which securities of the Company are sold to a managing underwriter or underwriters (if any) for reoffering to the public.

(b)           The reference to any law, rule or regulation herein shall mean such law, rule, regulation or act as in effect on the date hereof, as it may be amended from time to time, or any similar law, rule, regulation or act hereafter adopted; provided, that Rule 144 shall not be deemed to amend or replace Rule 144A.

Section 2.              Shelf Registration

(a)           The Company shall (i) within five (5) Business Days after the Issue Date, file a shelf Registration Statement (the “Shelf Registration Statement”) with the Commission on Form F-1 (or on Form F-3, if such Form F-3 may then be utilized by the Company) for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Notes and (ii) use its best efforts to cause the Shelf Registration Statement to be declared effective by the Commission on or before the thirtieth (30th) day after the Issue Date.

(b)           The Company shall keep the Shelf Registration Statement continuously effective until the earliest of:

(i)            the date on which all, but not less than all, of the Registrable Notes registered thereunder have been sold, transferred, assigned or disposed of by the Holders pursuant to the Shelf Registration Statement or are freely transferable by such Holders pursuant to Rule 144(k) under the Securities Act;

(ii)           the time when all of the Registrable Notes covered by the Shelf Registration Statement (other than any Notes held by affiliates of the Company) can be sold pursuant to Rule 144 without any limitations under clauses (c), (e), (f) and (h) of Rule 144; and

(iii)          two years from the effective date of the Shelf Registration Statement (the period ending on the later of the date or time referenced in the preceding clauses, (i), (ii), or (iii) above, as the same may be extended pursuant to the penultimate paragraph of Section 4 hereof, the “Effectiveness Period”);

provided, however, that (A) the Effectiveness Period in respect of the Shelf Registration Statement shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 under the Securities Act and as otherwise provided herein and (B) the Company may suspend the effectiveness of the Shelf Registration Statement by written notice to the Holders solely as a result of (1) the filing of a post-effective amendment to the Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related Prospectus and (2) the occurrence of events contemplated by the penultimate paragraph of Section 4 hereof.

(c)           Subject to Section 4, the Company agrees to supplement or amend the Shelf Registration Statement as and when required by the rules, regulations or instructions applicable to the registration form used for the Shelf Registration Statement or by the Securities Act or rules and regulations thereunder for resale registration.

Section 3.              Delay Fee

(a)           The Company agrees that the Holders will suffer damages if the Company fails to fulfill its obligations under Section 2 hereof and that it would not be feasible to ascertain the extent of such damages with precision.  Accordingly:

(i)            if the Company fails to file the Shelf Registration Statement with the Commission within five (5) Business Days after the Issue Date;

(ii)           if the Shelf Registration Statement is not declared effective by the Commission on or before the thirtieth (30th) day after the Issue Date;

(iii)          if, after the Shelf Registration Statement is declared effective, the Shelf Registration Statement thereafter ceases to be effective or usable, pursuant to, but not limited to, the events described in Section 4(d)(i) - Section 4(d)(v) hereof (other than in connection with a Delay Period); or

(iv)          if, after the Shelf Registration Statement is declared effective, the Company imposes a Delay Period that (A) occurs within 180 days of the end of a previous Delay Period or (B) exceeds ten (10) Business Days in length (each such event referred to in the preceding clauses (i) through (iv), a “Registration Default”), the Company will pay a delay fee (the “Delay Fee”) on the Registrable Notes calculated for the period from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured.  The Delay Fee shall be calculated as a percentage of the aggregate principal amount of all Registrable Notes outstanding, and the percentage rate will be 1.00% per annum for the first thirty (30) day period immediately following the occurrence of a Registration Default, and such rate will increase by an additional 1.00% per annum following the expiration of such thirty (30) day period until all Registration Defaults have been cured, provided that the maximum Delay Fee rate shall be 2.00% per annum from and including the date on which any such Registration Default shall occur to, but excluding, the earlier of (1) the date on which all Registration Defaults have been cured, or (2) the date on which all the Registrable Notes otherwise become freely transferable by Holders other than affiliates of the Company without further registration under the Securities Act.  Such Delay Fee will be in addition to any interest payable from time to time with respect to the Registrable Notes.  If, after the cure of all Registration Defaults then in effect, there is a subsequent Registration Default, the Delay Fee rate for such subsequent Registration Default shall initially be 1.00% regardless of the rate in effect with respect to any prior Registration Default at the time of cure of such Registration Default.

Notwithstanding the foregoing, the amount of Delay Fee payable shall not increase because more than one Registration Default has occurred and is pending.

(b)           So long as Registrable Notes remain outstanding, the Company shall notify the Trustee within five (5) Business Days after each and every date on which a Registration Default occurs.  Any Delay Fee due pursuant to clauses (a)(i) through (a)(iv) of this Section 3 will be payable by the Company in cash and be paid at the same time as each semi-annual payment of interest on the Notes (each, an “Delay Fee Payment Date”), as provided in Section 3.13 of the Indenture, commencing with the first such date occurring after any such Delay Fee commences to accrue, to Holders to whom regular interest is payable on such Delay Fee Payment Date with respect to Notes that are Registrable Notes.  The amount of Delay Fee for Registrable Notes will be determined by multiplying the applicable Delay Fee rate by the aggregate principal amount of all such Registrable Notes outstanding on the Delay Fee Payment Date following such Registration Default in the case of the first such payment of Delay Fee (and thereafter at the next succeeding Delay Fee Payment Date until the cure of such Registration Default), and then multiplying such figure by a fraction, the numerator of which is the number of days such Delay Fee rate was applicable during such period determined on the basis of a 360-day year comprised of twelve thirty (30) day months (and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360.

Section 4.              Registration Procedures

In connection with the filing of the Shelf Registration Statement pursuant to Section 2 hereof, the Company shall effect such registrations to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with the Shelf Registration Statement filed by the Company hereunder, the Company shall:

(a)           Prepare and file with the Commission the Shelf Registration Statement prescribed by Section 2 hereof, and use its best efforts to cause the Shelf Registration Statement to become effective and remain effective as provided herein; provided, however, that, before filing the Shelf Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to and afford the Holders of the Registrable Notes covered by the Shelf Registration Statement, their counsel (if such counsel is known to the Company) and the managing underwriter or underwriters (if any), a reasonable opportunity to review copies of all such documents proposed to be filed.  The Company shall not file the Shelf Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority in aggregate principal amount of the Registrable Notes covered by the Shelf Registration Statement shall reasonably object on a timely basis; provided, that if such Holders unreasonably object to such filing, the failure to timely file such Shelf Registration Statement or Prospectus or any amendments or supplements thereto shall not give rise to a Registration Default.

(b)           Prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective for the Effectiveness Period; cause the related Prospectus to be supplemented by any prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities pursuant to the Shelf Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities, in each case, in accordance with the intended methods of distribution set forth in the Shelf Registration Statement as so amended or Prospectus as so supplemented.

(c)           Amend the Shelf Registration Statement and supplement the Prospectus promptly, and in any event within five (5) Business Days after the Company files with or submits to the Commission a current or periodic report (unless the Company is then eligible to have such report incorporated by reference).

(d)           Notify the selling Holders of Registrable Notes, their counsel (if such counsel has been identified in writing to the Company) and the managing underwriter or underwriters (if any), as promptly as possible, and, if requested by any such Person, confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Shelf Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Company, one conformed copy of the Shelf Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of the Shelf Registration Statement or any of the Registrable Notes for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (iv) of the happening of any event, the existence of any condition or any information becoming known to the Company that requires any amendments or supplements to the Shelf Registration Statement or the Prospectus or documents so that, following such amendment or supplement, in the case of the Shelf Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (v) of the Company’s determination that a post-effective amendment to the Shelf Registration Statement would be appropriate.

(e)           Use its best efforts to prevent the issuance of any order suspending the effectiveness of the Shelf Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes for sale in any jurisdiction, and, if any such order is issued, to use its best efforts to obtain the withdrawal of any such order at the earliest practicable time.

(f)            If reasonably requested by the managing underwriter or underwriters (if any), or the Holders of a majority in aggregate principal amount of the Registrable Notes covered by the Shelf Registration Statement promptly amend or supplement the Shelf Registration Statement or Prospectus to include such information regarding the plan of distribution or related matters as the managing underwriter or underwriters (if any) or such Holders (based upon advice of counsel), determine is reasonably necessary to be included therein; provided, however, that the Company shall not be required to take any action hereunder that would, in the written judgment of counsel to the Company, violate applicable laws.

(g)           Furnish to each selling Holder of Registrable Notes who so requests in writing, their counsel (if such counsel has been identified in writing to the Company) and each managing underwriter or underwriters (if any), at the sole expense of the Company, one conformed copy of the Shelf Registration Statement and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits promptly after the filing of such documents with the Commission.

(h)           Deliver to each selling Holder of Registrable Notes, their respective counsel, and the managing underwriter or underwriters (if any), at the sole expense of the Company, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and, subject to this Section 4, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Notes and the managing underwriter or underwriters (if any) or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Notes pursuant to such Prospectus and any amendment or supplement thereto.

(i)            Prior to any public offering of Registrable Notes or any delivery of a Prospectus contained in the Shelf Registration Statement, use its best efforts to register or qualify, and to cooperate with the selling Holders of Registrable Notes, the managing underwriter or underwriters (if any), and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Notes, for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any selling Holder or the managing underwriter or underwriters (if any) reasonably requests in writing; provided, however, that (i) where Registrable Notes are offered other than through an underwritten offering, the Company agrees to use its best efforts to cause the Company’s counsel to perform blue sky investigations and file registrations and qualifications required to be filed pursuant to this Section 4(i), and (ii) the Company shall not be required to register or qualify the Notes in any jurisdiction where such registration or qualification would require the Company or any Guarantor to qualify to do business in, to become subject to taxation in, or to consent to general service or process in, any jurisdiction where it is not at the time required to so qualify or subject to such taxation or service or process; keep each such registration or qualification (or exemption therefrom) effective during the period the Shelf Registration Statement is required to be kept effective hereunder and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Notes pursuant to the Shelf Registration Statement.

(j)            Cooperate with the selling Holders of Registrable Notes and the managing underwriter or underwriters (if any), to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with DTC; and enable such Registrable Notes to be in such authorized denominations and registered in such names as the managing underwriter or underwriters (if any), or selling Holders may request at least five (5) Business Days prior to any sale of such Registrable Notes.

(k)           Use its best efforts to cause the Registrable Notes covered by the Shelf Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the seller or sellers thereof or the managing underwriter or underwriters (if any), to consummate the disposition of such Registrable Notes within the United States, except as may be required solely as a consequence of the nature of such selling Holder’s business, in which case the Company will cooperate in all reasonable respects with the filing of the Shelf Registration Statement and the granting of such approvals.

(l)            Upon the occurrence of any event contemplated by Section 4(d)(iv) or Section 4(d)(v) hereof, as promptly as practicable prepare and (subject to Section 4(a) and the penultimate paragraph of this Section 4) file with the Commission, at the sole expense of the Company, a supplement or post-effective amendment to the Shelf Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder or to the purchasers of the Registrable Notes to whom such Prospectus will be delivered, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(m)          Prior to the effective date of the Shelf Registration Statement relating to the Registrable Notes, (i) provide the Trustee with certificates for the Registrable Notes in a form eligible for deposit with DTC and (ii) provide a CUSIP number for the Registrable Notes.

(n)           In connection with any underwritten offering of Registrable Notes pursuant to the Shelf Registration Statement, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Registrable Notes and take all such other actions as are reasonably requested by the managing underwriter or underwriters (if any) in order to expedite or facilitate the disposition of such Registrable Notes and, in such connection, (i) make such representations and warranties to, and covenants with, the managing underwriter or underwriters (if any) with respect to the business of the Company and its subsidiaries, as then conducted (including any acquired business, properties or entity, if applicable), and the Shelf Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to the managing underwriter or underwriters (if any) in underwritten offerings of debt securities similar to the Registrable Notes, and confirm the same in writing if and when reasonably requested; (ii) use its best efforts to obtain the written opinions of counsel to the Company and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters (if any), addressed to the managing underwriter or underwriters (if any) covering the matters customarily covered in opinions requested in underwritten offerings; (iii) use its best efforts to obtain customary “cold comfort” letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters (if any) from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Shelf Registration Statement), addressed (where reasonably possible) to each of the managing underwriter or underwriters (if any) such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the managing underwriter or underwriters (if any) than those set forth in Section 6 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Notes covered by the Shelf Registration Statement and the managing underwriter or underwriters (if any)) with respect to all parties to be indemnified pursuant to said section; provided that the Company shall not be required to provide indemnification to any managing underwriter or underwriters (if any) selected in accordance with the provisions of Section 8 hereof with respect to information relating to such managing underwriter or underwriters (if any) furnished in writing to the Company by or on behalf of such managing underwriter or underwriters (if any) expressly for inclusion in the Shelf Registration Statement. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

(o)           Make available for inspection by any selling Holder of such Registrable Notes being sold, the managing underwriter or underwriters (if any) participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder or managing underwriter or underwriters (if any) (collectively, the “Inspectors”), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and instruments of the Company and its subsidiaries (collectively, the “Records”) as shall be reasonably requested by the Inspectors to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such Inspector in connection with the Shelf Registration Statement and Prospectus.  Each Inspector shall agree in writing with the Company that it will keep the Records and all such information confidential and that it will not disclose, or use in connection with any market transactions in violation of any applicable securities laws, any Records or any such information that the Company determines, in good faith, to be confidential and that it designates in writing are confidential unless (i) the disclosure of such Records or information is necessary to avoid or correct a misstatement or omission in the Shelf Registration Statement or Prospectus, (ii) the release of such Records or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) the information in such Records or the information supplied has been made generally available to the public other than as a result of a disclosure or failure to safeguard such information by an Inspector; provided, however, that (A) each Inspector shall agree to use commercially reasonable efforts to provide notice to the Company of the potential disclosure of any information by such Inspector pursuant to clause (i), (ii) or (iii) of this sentence to permit the Company to seek to obtain a protective order or other remedy (or waive the provisions of this Section 4(o) and (B) each such Inspector shall take such actions as are reasonably necessary to protect the confidentiality of such information.

(p)           Comply with all applicable rules and regulations of the Commission and make generally available to the Company’s securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than forty-five (45) days after the end of any 12-month period (or ninety (90) days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes are sold to the managing underwriter or underwriters (if any) in a firm commitment or best efforts underwritten offering and (ii) if not sold to the managing underwriter or underwriters (if any) in such an offering, commencing on the first (1st) day of the first fiscal quarter of the Company after the effective date of the Shelf Registration Statement, which statements shall cover said 12-month periods consistent with the requirements of Rule 158 of the Securities Act.

(q)           Subject to the limitations herein contained, use its best efforts to take all other steps reasonably necessary to effect the registration of the Registrable Notes pursuant to the Shelf Registration Statement.

(r)            Submit to the Commission, within two (2) Business Days after the Company learns that no review of the Shelf Registration Statement will be made by the staff of the Commission or that the staff of the Commission has no further comments on the Shelf Registration Statement, as the case may be, a request for acceleration of effectiveness of the Shelf Registration Statement to a time and date not later than forty-eight (48) hours after the submission of such request.

(s)           Promptly notify the Holders in writing when the Shelf Registration Statement has been declared effective.

Unless otherwise identified in writing to the Company after the date hereof by the Holders of at least a majority in aggregate principal amount of the Registrable Notes, counsel identified by the Holders for purposes of Sections 4(d) and 4(g) shall be Akin Gump Strauss Hauer & Feld LLP.

The Company may require each seller of Registrable Notes as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Notes as the Company may, from time to time, reasonably request.  The Company may exclude from such registration the Registrable Notes of any seller so long as such seller fails to furnish such information within a reasonable time after receiving such request.  Each seller as to which the Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make any information previously furnished to the Company by such seller not materially misleading.  If the Shelf Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to the Shelf Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

Each Holder of Registrable Notes agrees by acquisition of such Registrable Notes that, upon receipt of any notice from the Company (x) of the happening of any event of the kind described in Section 4(d)(ii), Section 4(d)(iii), Section 4(d)(iv), or Section 4(d)(v) hereof, or (y) that the Board of Directors of the Company (the “Board of Directors”), after consulting with U.S. counsel, has determined that maintaining the effectiveness of the Shelf Registration Statement would require disclosure of non-public material information not in the best interests of the Company to disclose, then the Company shall not be required to maintain the effectiveness period thereof or amend or supplement the Shelf Registration Statement, for a period (a “Delay Period”) expiring upon the earlier to occur of (i) in the case of the immediately preceding clause (x), such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(l) hereof or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto, or (ii) in the case of the immediately preceding clause (y), the date which is the earlier of (A) the date on which such non-public material information is disclosed in accordance with Section 4(l) hereof, or (B) ten (10) days after the date on which the Company notifies the Holders of such determination; provided, however, that in no event shall the Company (i) delay the filing or effective date of the Shelf Registration Statement beyond the time periods specified herein, (ii) impose any Delay Period within 180 days of the expiration of a previous Delay Period, or (iii) permit any Delay Period to exceed ten (10) Business Days.  The Effectiveness Period shall be extended by the number of days during any Delay Period.  Any Delay Period will not alter the obligations of the Company to pay the Delay Fee under the circumstances set forth in Section 3 hereof.

In the event of any Delay Period pursuant to clause (y) of the preceding paragraph, notice shall be given as soon as practicable after the Board of Directors makes such a determination of the need for a Delay Period and shall state, to the extent practicable, an estimate of the duration of such Delay Period and shall advise the recipient thereof of the agreement of such Holder provided in the next succeeding sentence.  Each Holder, by acceptance of any Registrable Note, agrees that during any Delay Period, such Holder will discontinue disposition of such Registrable Notes pursuant to the Shelf Registration Statement or Prospectus to be sold by such Holder and shall keep confidential the existence of any Delay Period.

Section 5.              Registration Expenses

All fees and expenses incident to the performance of or compliance with this Agreement by the Company (other than any underwriting discounts or commissions and the fees and expenses of the underwriters (including any “road show” or similar expenses)) shall be borne by the Company, whether or not the Shelf Registration Statement is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Notes and determination of the eligibility of the Registrable Notes for investment under the laws of such jurisdictions as provided in Section 4(i) hereof, (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Notes in a form eligible for deposit with DTC and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters (if any), or by the Holders of a majority in aggregate principal amount of the Registrable Notes included in the Shelf Registration Statement, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the

Company and fees and disbursements of one special counsel for all of the sellers of Registrable Notes which shall be Akin Gump Strauss Hauer & Feld LLP, or such other counsel as may be chosen by a majority in aggregate principal amount of the Registrable Notes covered by the Shelf Registration Statement (exclusive of any counsel retained pursuant to Section 6 hereof), (v) fees and disbursements of all independent certified public accountants of the Company referred to in Section 4(n) hereof (including, without limitation, the expenses of any “cold comfort” letters required by or incident to such performance), (vi) Securities Act liability insurance, if the Company desires such insurance, (vii) fees and expenses of all other Persons retained by the Company, (viii) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties), (ix) the expense of any annual audit, and (x) the expenses relating to printing, word processing and distributing the Shelf Registration Statement, underwriting agreements, indentures and any other documents necessary in order to comply with this Agreement.  Notwithstanding the foregoing or anything in this Agreement to the contrary, each Holder shall pay all underwriting discounts and commissions of the managing underwriter or underwriters (if any) with respect to any Registrable Notes sold by or on behalf of it.

Section 6.              Indemnification

(a)           The Company agrees to indemnify and hold harmless each Holder of Registrable Notes, each Person, if any, who controls any such Person within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, the agents, employees, officers and directors of each Holder and the agents, employees, officers and directors of any such controlling Person (each, a “Participant”) from and against any and all losses, liabilities, claims, damages and expenses (including, but not limited to, attorneys’ fees and any and all out-of-pocket expenses actually incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation (in the manner set forth in clause (c) below)) (collectively, “Losses”) to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus, in the light of the circumstances under which they were made, not misleading, provided, that (i) the foregoing indemnity shall not be available to any Participant insofar as such Losses are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to such Participant furnished to the Company in writing by or on behalf of such Participant expressly for use therein, and (ii) that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Participant from whom the Person asserting such Losses purchased Registrable Notes if (x) it is established in the proceeding related to such Losses that such Participant failed to send or give a copy of the Prospectus (as amended or supplemented if such amendment or supplement was furnished to such Participant prior to the written confirmation of such sale) to such Person with or prior to the written confirmation of such sale, if required by applicable law provided, that the Company shall have timely furnished to such Participant a reasonable number of copies of same, and (y) the untrue statement or omission or alleged untrue statement or omission was completely corrected in the Prospectus (as amended or supplemented if amended or supplemented as aforesaid) and such Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission that was the subject matter of a related proceeding; provided, however, that this subsection (y) shall not affect any Participant’s rights under the indemnity agreement contained in this Section 6(a) with respect to any Losses arising out of or based upon any other untrue statement or omission or alleged untrue statement or omission that was the subject matter of the proceeding related to such Losses.  This indemnity agreement will be in addition to any liability that the Company may otherwise have, including, but not limited to, liability under this Agreement.

(b)           Each Holder of Registrable Notes agrees by acquisition of such Registrable Notes, severally and not jointly, to indemnify and hold harmless the Company, each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and its agents, employees, officers and directors and the agents, employees, officers and directors of any such controlling Person from and against any Losses to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such Loss arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information relating to such Holder or related Participant furnished to the Company in writing by or on behalf of such Holder or related Participant expressly for use therein.

(c)           Promptly after receipt by an indemnified party under Section 6(a) or Section 6(b) above of notice of the commencement of any action, suit or proceeding (collectively, an “Action”), such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement of such Action (but the failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have under this Section 6, except to the extent that it has been prejudiced in any material respect by such failure).  In case any such Action is brought against any indemnified party, and it notifies an indemnifying party of the commencement of such Action, the indemnifying party will be entitled to participate in such Action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, assume the defense of such Action with counsel reasonably satisfactory to such indemnified party.  Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such Action, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such Action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such Action within a reasonable time after notice of commencement of such Action, or (iii) the named parties to such Action (including any impleaded parties) include such indemnified party and the indemnifying party or parties and, such indemnified party or parties shall have been advised in writing by United States counsel, that there may be defenses available to it or them that are different from, additional to, or in conflict with, those available to the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such Action on behalf of the indemnified party or parties), in any of which events the fees and expenses of counsel shall be borne by the indemnifying parties.  In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) at any time for all indemnified parties in connection with any one Action or separate but substantially similar or related Actions arising in the same jurisdiction out of the same general allegations or circumstances.  Any such separate firm for the Participants shall be designated in writing by Participants who sold a majority in interest of Registrable Notes sold by all such Participants and shall be reasonably acceptable to the Company and any such separate firm for the Company, their affiliates, officers, directors, representatives, employees and agents and such control Person of such Person shall be designated in writing by the Company and shall be reasonably acceptable to the Holders.  An indemnifying party shall not be liable for any settlement of any Action effected without its written consent, which consent may not be unreasonably withheld.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to, or an admission of, fault, culpability or failure to act on behalf of any indemnified party.

(d)           In order to provide for contribution in circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 6 is applicable in accordance with its terms but is determined to be legally unavailable from the indemnifying party in respect of any Losses, each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties, on the one hand, and each indemnified party in connection with the statements or omissions or alleged statements or omissions that resulted in such Losses, on the other hand, from the sale of the Registrable Notes to the Holder or the resale of the Registrable Notes by such Holder, as applicable.  The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on one hand, or the Participants on the other, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances.

(e)           The parties agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to above.  Notwithstanding the provisions of this Section 6, (i) in no case shall any Participant be required to contribute any amount in excess of the amount by which the net profit received by such Participant in connection with the sale of the Registrable Notes exceeds the amount of any damages that such Participant has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  Any party entitled to contribution will, promptly after receipt of notice of commencement of any Action against such party in respect of which a claim for contribution may be made against another party or parties under this Section 6, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 6 or otherwise, except to the extent that it has been prejudiced in any material respect by such failure; provided, however, that no additional notice shall be required with respect to any Action for which notice has been given under this Section 6 for purposes of indemnification.  Anything in this section to the contrary notwithstanding, no party shall be liable for contribution with respect to any Action settled without its written consent, provided, however, that such written consent was not unreasonably withheld.

Section 7.              Rules 144 and 144A

The Company covenants that it will file the reports required, if any, to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder or beneficial owner of Registrable Notes, make available such information as required by, and so long as necessary to permit sales of the Registrable Notes pursuant to Rule 144A and Rule 144(k) under the Securities Act or any similar rule or regulation hereafter adopted by the Commission.

Section 8.              Underwritten Registrations

If any of the Registrable Notes covered by the Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Notes included in such offering subject to the consent of the Company (which will not be unreasonably withheld or delayed).

No Holder of Registrable Notes may participate in any underwritten registration hereunder if such Holder does not (a) agree to sell such Holder’s Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

Section 9.              Miscellaneous

(a)       No Inconsistent Agreements.  The Company has not, as of the date hereof, and shall not, after the date of this Agreement, enter into any agreement with respect to any of its securities that is in conflict with or is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement.  The rights granted to the Holders hereunder do not conflict with and are not inconsistent with the rights granted to the holders of the Company’s other issued and outstanding securities under any such agreements.

(b)           Adjustments Affecting Registrable Notes.  The Company shall not, directly or indirectly, take any action with respect to the Registrable Notes as a class that would adversely affect the ability of the Holders of Registrable Notes to include such Registrable Notes in a registration undertaken pursuant to this Agreement.

(c)           Amendments and Waivers.  The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given except pursuant to a written agreement duly signed and delivered by (i) the Company and (ii) the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Notes; provided, however, that (x) Section 6 and this Section 9(c) may not be amended, modified or supplemented except pursuant to a written agreement duly signed and delivered by the Company and each Holder (including any Person who was a Holder of Registrable Notes disposed of pursuant to the Shelf Registration Statement) affected by any such amendment, modification, waiver or supplement, and (y) a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes whose securities are being sold pursuant to the Shelf Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes may be given by Holders of at least a majority in aggregate principal amount of the Registrable Notes being sold pursuant to the Shelf Registration Statement.

(d)           Notices.  All notices, requests, demands, claims and other communications (including, without limitation, any notices or other communications to the Trustee) hereunder shall be in writing and shall be (i) transmitted by hand delivery, (ii) mailed by first class, registered or certified mail, postage prepaid, (iii) transmitted by overnight courier, or (iv) transmitted by telecopy (with receipt confirmed in writing), and in each case

(i)    if to the Company, at the address set forth below:

Grupo TMM, S.A.

Avenida de la Cúspide, No. 4755

Colonia Parques del Pedregal

C.P. 14010 Mexico, D.F.

Telephone:011-5255-5629-8866

Fax:           011-5255-5666-8899

Attention:  Juan Fernández

with a copy (which shall not constitute notice) to:

Milbank, Tweed, Hadley & McCloy LLP

1 Chase Manhattan Plaza

New York, NY 10005

Telephone:212-530-5000

Fax:           212-530-5219

Attention:  Thomas C. Janson, Esq.

(ii)   if to a Holder, to the address, if any, of such Holder in the Company’s records, with a copy (which shall not constitute notice) to:

Akin Gump Strauss Hauer & Feld LLP

590 Madison Avenue

New York, NY 10022

Telephone:212-872-1000

Fax:           212-872-1002

Attention:  Steven H. Scheinman, Esq.

(iii)  if to the Trustee, at the address set forth below:

The Bank of New York

101 Barclay Street, Floor 21W

New York, New York 10286

Telephone:212-328-3000

Fax:           212-238-3100

Attention:  Global Finance Unit

All notices, requests, demands, claims and other communications mailed or transmitted in accordance with the foregoing shall be deemed to have been given upon receipt.  Notices, requests, demands, claims, and other communications by the Holders may be given by counsel to the Holders.

Copies of all such notices, requests, demands, claims and other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address and in the manner specified in the Indenture.

(e)           Successors, Assigns and Transferees.  This Agreement shall inure to the benefit of, be binding upon and be enforceable by the successors, assigns and transferees of the Company and the Holders.

(f)            Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g)           Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h)           Governing Law.  THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE

LAWS OF THE STATE OF NEW YORK, EXCLUDING ANY LAW THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

(i)            Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties hereto that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(j)            Securities Held by the Company or Its Affiliates.  Whenever the consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Company or any of its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be deemed outstanding and shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(k)           Third-Party Beneficiaries.  Holders and beneficial owners of Registrable Notes are intended third-party beneficiaries of this Agreement, and this Agreement may be enforced by such Persons.  No other Person is intended to be, nor shall be construed as, a third-party beneficiary hereof.

(l)            Entire Agreement.  This Agreement, together with the Indenture and the collateral documents entered into in connection therewith, are intended by the parties hereto as the final and exclusive statements of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Holders on the one hand and the Company on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

(m)          Further Assurances.  From and after the date of this Agreement, upon the request of any Holder, the Company will execute and deliver such instruments, documents or other writings, and take such other actions, as are customarily delivered or taken in connection with transactions such as those contemplated by this Agreement and as may be reasonably necessary or desirable to carry out and to effectuate fully the intent and purposes of this Agreement.

(n)           Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each Holder and the Company acknowledges and agrees that the other parties hereto may be damaged irreparably if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached.  Accordingly, the parties hereto will be entitled to seek an injunction or injunctions to prevent breaches of the provisions of this Agreement and to seek to enforce specifically this Agreement and its provisions in any action or proceeding instituted in any New York State or Federal court sitting in the Borough of Manhattan in The City of New York having jurisdiction over the parties hereto and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.  Except as expressly provided herein, the rights, obligations and remedies created by this Agreement are cumulative and in addition to any other rights, obligations or remedies otherwise available at law or in equity.  Except as expressly provided herein, nothing herein will be considered an election of remedies.

(o)           Submission to Jurisdiction.  Each of the parties to this Agreement hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in the Borough of Manhattan in The City of New York in any action or proceeding arising out of or relating to this Agreement, and all such parties hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court and hereby irrevocably waive, to the fullest extent that they may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(p)           By the execution and delivery of this Agreement, the Company and the Guarantors hereby appoint CT Corporation System as their respective authorized agent upon which process may be served in any legal action or proceeding which may be instituted in any Federal or State court in the Borough of Manhattan, The City of New York, arising out of or relating to this Agreement.  Service of process upon such agent at the office of such agent at 1633 Broadway, New York, New York 10019, and written notice of said service to the Company and the Guarantors at the respective addresses set forth in Section 9(d) of this Agreement, shall be deemed in every respect effective service of process upon the Company and the Guarantors in any such legal action or proceeding.  Such appointment shall be irrevocable so long as the Holders of Notes shall have any rights pursuant to the terms thereof or of this Agreement until the appointment of a successor by the Company and the Guarantors and such successor’s acceptance of such appointment.  Each of the Company and the Guarantors further agree to take any and all actions, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of such agent or successor.

[SIGNATURE PAGES FOLLOW]

GRUPO TMM, S.A.,
as the Company

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

TMM HOLDINGS, S.A. DE C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

OPERADORA DE APOYO LOGÍSTICO, S.A. DE C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

COMPAÑÍA ARRENDADORA TMM, S.A. DE C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

S-1

TRANSPORTES MARÍTIMOS MÉXICO, S.A.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

DIVISIÓN DE NEGOCIOS ESPECIALIZADOS, S.A. DE C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

Inmobiliaria Tmm, S.A. De C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

Lacto Comercial Organizada, S.A. De C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

2

Línea Mexicana Tmm, S.A. De C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

Naviera Del Pacifico, S.A. De C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

Operadora Marítima Tmm, S.A. De C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

Operadora Portuaria De Tuxpan, S.A. De C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

3

Personal Marítimo, S.A. De C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

Servicios Administrativos De Transportación, S.A. De C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

Servicios De Logística De México, S.A. De C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

Servicios En Operaciones Logísticas, S.A. De C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

4

Servicios En Puertos Y Terminales, S.A. De C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

Terminal Marítima De Tuxpan, S.A. De C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

Tmg Overseas, S.A.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

Tmm Agencias, S.A. De C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

5

Tmm Logistics, S.A. De C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

Transportación Portuaria Terrestre, S.A. De C.V.,
as Guarantor

By:
Name: Juan Fernandez Galeazzi
Title: Attorney-in-Fact

6

SCHEDULE I

GUARANTORS

Operadora De Apoyo Logístico, S.A. De C.V.

Compañía Arrendadora TMM, S.A. De C.V.

Transportes Marítimos México, S.A.

División De Negocios Especializados, S.A.

Inmobiliaria TMM, S.A. De C.V.

Lacto Comercial Organizada, S.A. De C.V.

Línea Mexicana TMM, S.A. De C.V.

Naviera Del Pacifico, S.A. De C.V.

Operadora Marítima TMM, S.A. De C.V.

Operadora Portuaria De Tuxpan, S.A. De C.V.

Personal Marítimo, S.A. De C.V.

Servicios Administrativos De Transportación, S.A. De C.V.

Servicios De Logística De México, S.A. De C.V.

Servicios En Operaciones Logísticas, S.A. De C.V.

Servicios En Puertos Y Terminales, S.A. De C.V.

Terminal Marítima De Tuxpan, S.A. De C.V.

TMG Overseas, S.A.

TMM Agencias, S.A. De C.V.

TMM Holdings, S.A. De C.V.

TMM Logistics, S.A. De C.V.

Transportación Portuaria Terrestre, S.A. De C.V.

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